Exhibit 99.1

Form of Certification

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ebix.com, Inc. (the “Company”) for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robin Raina, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robin Raina

Name:	Robin Raina

Chief Executive Officer

May 14, 2003

A signed original of this written statement required by Section 906 has been provided to ebix.com, Inc. and will be retained by ebix.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.